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                                                                 EXHIBIT 10.11



                     THE 1997 STOCK OPTION AND INCENTIVE PLAN FOR

                              NON-EMPLOYEE DIRECTORS OF

                             MORRISON KNUDSEN CORPORATION



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                                  TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.  Purpose...................................................................1

2.  Definitions...............................................................1

3.  Shares Available under the Plan...........................................2

4.  Option Rights.............................................................3

5.  Restricted Stock..........................................................4

6.  Transferability.  ........................................................6

7.  Adjustments...............................................................6

8.  Fractional Shares.........................................................6

9.  Withholding Taxes.........................................................6

10. Certain Terminations of Directorships.....................................7

11. Administration. ..........................................................7

12. Amendment, Suspension, Termination and Other Matters......................8

13. Termination of the Plan...................................................9

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                     THE 1997 STOCK OPTION AND INCENTIVE PLAN FOR
                              NON-EMPLOYEE DIRECTORS OF
                             MORRISON KNUDSEN CORPORATION


          1. PURPOSE. The purposes of the Plan are (1) to provide an additional incentive for Non-Employee Directors of Morrison Knudsen Corporation, a Delaware corporation (the "Company") to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock, and (2) to enable the Company to obtain and retain the services of Non-Employee Directors, which services are considered essential to the long range success of the Company, by offering them an opportunity to own stock in the Company.

          2. DEFINITIONS. In addition to the other terms defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they shall have the meanings specified below, unless the context clearly indicates otherwise.


         "1994 PLAN" shall mean The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Morrison Knudsen Corporation, as Amended and Restated as of January 10, 1997.

         "BOARD" shall mean the Board of Directors of the Company.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" shall mean the common stock of the Company, par value $.01 per share, and any security into which such common stock may be converted or for which such common stock may be exchanged by reason of any transaction or event of the type described in Section 7 of this Plan.

         "COMPANY" shall mean Morrison Knudsen Corporation, a Delaware corporation, and shall include its successors.

         "DATE OF AWARD" shall mean the date specified by the Board on which an award of Option Rights or Restricted Stock shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

         "EMPLOYEE" shall mean any officer or other employee of the Company or of any corporation which is then a Subsidiary.

         "MARKET VALUE PER SHARE" shall mean either (a) the closing price of a share of Common Stock on the date in question (or if there was no sale on the date in question, the closing price of a share of Common Stock on the most recent date on which there was a sale) on the New York Stock Exchange, as published in the Western Edition of THE WALL STREET JOURNAL, or (b) if there is no trading of Common Stock on such Exchange, the fair market value of a share of Common Stock as determined by the Board from time to time.


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         "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not an officer or other employee of the Company or of any corporation which is then a Subsidiary.

         "OPTIONEE" shall mean a Non-Employee Director to whom an Option Right is awarded under this Plan.

         "OPTION PRICE" shall mean the purchase price payable upon the exercise of an Option Right.

         "OPTION RIGHT" shall mean the right to purchase shares of Common Stock from the Company upon the exercise of an option awarded hereunder.

         "PARTICIPANT" shall mean a Non-Employee Director (or a person who has agreed to commence serving in such capacity) who is selected by the Board to receive benefits under this Plan.

         "PERFORMANCE OBJECTIVES" shall mean the achievement or performance objectives that may be established by the Board pursuant to this Plan for Participants who have received Restricted Stock or, when so determined by the Board, Option Rights.

         "PLAN" shall mean The 1997 Stock Option and Incentive Plan for Non-Employee Directors of Morrison Knudsen Corporation as set forth herein, as the same may be amended or restated from time to time.

         "RESTRICTED STOCK" shall mean Common Stock awarded pursuant to Section 5 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 5 hereof have expired.

         "RESTRICTED STOCKHOLDER" shall mean a Non-Employee Director to whom Restricted Stock has been awarded under this Plan.

         "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "TERMINATION OF DIRECTORSHIP" shall mean the time when a Participant ceases to be a Director for any reason, including (without limitation) a termination by resignation, failure to be elected, death or retirement.

          3. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in Section 7 of this Plan, the number of shares of Common Stock issued or transferred and not forfeited under this Plan shall not in the aggregate exceed 500,000 shares, which may be shares of original issuance or shares held in treasury or a combination thereof; PROVIDED, HOWEVER, that the number of shares awarded as Restricted Stock (and not forfeited) shall not exceed 100,000, subject to adjustment as provided in Section 7 of this Plan.


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          4.  OPTION RIGHTS.  The Board may from time to time authorize awards to Participants of options to purchase shares of Common Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:

              (a) Each award shall specify the number of shares of Common Stock to which it pertains.

              (b) Each award shall specify an Option Price per share of Common Stock, which shall be equal to or greater than the Market Value per Share on the Date of Award.

              (c) Each award shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, nonrestricted shares of Common Stock, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including (without limitation) any form of consideration authorized under Section 4(d) below, on such basis as the Board may determine in accordance with this Plan, and (iv) any combination of the foregoing.

              (d) On or after the Date of Award of any Option Right, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of shares of Restricted Stock or other shares of Common Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Award, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the shares of Common Stock received by the Optionee upon the exercise of the Option Right shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; PROVIDED, HOWEVER, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares of Common Stock received by the Optionee as applied to the forfeitable or restricted shares of Common Stock surrendered by the Optionee.

              (e) Any award may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates.

              (f) Successive awards may be made to the same Participant regardless of whether any Option Rights previously awarded to the Participant remain unexercised.

              (g) Each award shall specify the period or periods of continuous service as a Non-Employee Director by the Optionee that are necessary before the Option Rights or installments thereof shall become exercisable, and any award may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company or other transaction or event.


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              (h)  Any award of Option Rights may specify Performance
    Objectives that must be achieved as a condition to the exercise of such rights.

              (i) On or after the Date of Award of any Option Right, the Board may provide for the payment to the Optionee of dividend equivalents thereon in cash or shares of Common Stock on a current, deferred or contingent basis, or the Board may provide that any dividend equivalents shall be credited against the Option Price.

              (j) The term of an Option Right shall be set by the Board; PROVIDED, HOWEVER, that no Option Right awarded pursuant to this Section 4 may have a term of more than 10 years from the Date of Award.

              (k) Each award shall be evidenced by a written Stock Option Agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

           5. RESTRICTED STOCK. The Board may also authorize awards or sales to Participants of shares of Restricted Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:

              (a) Each award or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

              (b) Each award or sale shall provide that the shares of Restricted Stock covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Award, and any sale may provide for the earlier termination of such period in the event of a change in control of the Company or other transaction or event.

              (c) Each award or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the shares of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Award. Such restrictions may include (without limitation) rights of repurchase or first refusal in the Company or provisions subjecting the shares of Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

              (d) Any award or sale may be made in consideration of payment by the Participant of an amount that is less than the Market Value per Share on the Date of Award, but in no event shall the value of the consideration provided with respect to any award or sale be less than the par value per share of Common Stock.


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              (e)  Any award or sale may require that any or all dividends or other distributions paid on the shares of Restricted Stock during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

              (f) Each award or sale shall be evidenced by a Restricted Stock Agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing shares of Restricted Stock, together with a stock power that shall be endorsed in blank by the Participant with respect to the shares of Restricted Stock, shall be held in custody by the Company until all restrictions thereon lapse.

              (g) Any Restricted Stock Agreement may specify one or more Performance Objectives, and to the extent that any Restricted Stock Agreement so specifies one or more Performance Objectives:

                   (i) it shall also specify a minimum level of acceptable achievement, below which all of the shares of Restricted Stock covered by the award shall be forfeited, and shall set forth a formula for determining the number of shares of Restricted Stock to be retained by the Restricted Stockholder if performance is at or above the minimum level of acceptable achievement, but falls short of full achievement of the specified Performance Objectives; and

                   (ii) the Board may adjust the specified Performance Objectives and the related minimum level of acceptable achievement if, in the sole judgment of the Board, events or transactions have occurred after the Date of Award that result in distortion of the specified Performance Objectives or the related minimum level of acceptable achievement.

              (h) The Board may provide, at or after the Date of Award of any Restricted Stock, for the payment of a cash award intended to offset the amount of tax that the Participant may incur in connection with such Restricted Stock, including (without limitation) tax on the receipt of such cash award.

              (i) The Board may provide in any individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Directorship for any reason at a cash price per share equal to the cash price paid by the Restricted Stockholder for such Restricted Stock. In the discretion of the Board, provision may be made that no such right of repurchase shall exist in the event of a Termination of Directorship without cause or because of the Restricted Stockholder's retirement, death or permanent and total disability.


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         6.   TRANSFERABILITY.

              (a) Except as may be otherwise determined by the Board, Option Rights awarded under this Plan may be transferred by a Participant only by will or the laws of descent and distribution and Option Rights may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

              (b) Any award made under this Plan may provide that all or any part of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of Option Rights, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of this Plan, shall be subject to further restrictions upon transfer.

         7. ADJUSTMENTS. The Board may make or provide for such adjustments in the (a) number of shares of Common Stock covered by outstanding Option Rights awarded hereunder, (b) prices per share applicable to such Options Rights, and
(c) kind of shares (including (without limitation) shares of another issuer) covered thereby, as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Optionees that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, split-off, split-up, reorganization, partial or compete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or
(z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers and kind of shares specified in Section 3 of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 7.

         8. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

         9. WITHHOLDING TAXES. To the extent, if any, that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.


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         10.  CERTAIN TERMINATIONS OF DIRECTORSHIPS.

              (a) Notwithstanding any other provision of this Plan to the contrary, in the event of Termination of Directorship by reason of death, disability, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right that is not immediately and fully exercisable or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including (without limitation) waiving or modifying any limitation or requirement with respect to any award under this Plan.

              (b) If a Non-Employee Director becomes an Employee while continuing to serve as a Director, that fact alone shall not result in a Termination of Directorship or otherwise impair the rights such Director may have under this Plan, including (without limitation) the rights such Director may have under any Option Right outstanding under this Plan, but such Director shall no longer be eligible to receive any further awards under this Plan.

         11.  ADMINISTRATION.

              (a) ADMINISTRATION BY THE BOARD; DELEGATION. This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee or subcommittee of not less than two Directors appointed by the Board who are "Non-Employee Directors" within the meaning of that term as defined in Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule to the same effect. To the extent of any delegation by the Board under this Plan, references in this Plan to the Board shall also refer to the applicable committee or subcommittee. The majority of any such committee or subcommittee shall constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of such committee or subcommittee.

              (b) ADMINISTRATIVE POWERS. The Board shall have the power to interpret this Plan, the Option Rights and the Restricted Stock, and the agreements pursuant to which the Option Rights and Restricted Stock are awarded, and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any award under this Plan need not be the same with respect to each Optionee or Restricted Stockholder.

              (c) PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. All expenses and liabilities which members of the Board incur in connection with the administration of this Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees, Restricted


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    Stockholders, the Company and all other interested persons.  No members of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, any Option or any Restricted Stock, and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

              (d) DELEGATION TO CHIEF EXECUTIVE OFFICER. The Board may delegate to the Chief Executive Officer of the Company or the Secretary of the Company, or both, any or all of the administrative duties and authority of the Board under this Plan.

              (e) NO LIABILITY. No member of the Board, or officer or employee of the Company or any Subsidiary shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

              (f) INDEMNIFICATION. To the fullest extent permitted by law, each of the members of the Board and each of the directors, officers and employees of the Company or any Subsidiary shall be held harmless and be indemnified by the Company for any liability, loss, including (without limitation) amounts paid in settlement, damages or expenses, including (without limitation) reasonable attorneys' fees suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

         12.  AMENDMENT, SUSPENSION, TERMINATION AND OTHER MATTERS.

              (a) This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without further approval of the stockholders of the Company, no action of the Board may, except as provided in Section 7 of this Plan, increase the limits imposed in Section 3 on the maximum number of shares of Common Stock and shares of Restricted Stock which may be issued under this Plan, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law or the rules of any U.S. stock exchange on which the Common Stock may be listed for trading. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Option Right or Restricted Stock, alter or impair any rights or obligations under any Option Right or Restricted Stock theretofore awarded, unless the award itself otherwise expressly so provides.

              (b) The Board shall not, without further approval of the stockholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Rights awarded under this Plan shall be canceled and replaced with awards having a lower Option Price without the further approval of the stockholders of the Company.


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              (c) The Board may make under this Plan any award or combination of awards authorized under this Plan in exchange for the cancellation of an award that was not made under this Plan.

              (d) The making of one or more awards to a Non-Employee Director under this Plan shall not preclude the making of awards to such Non-Employee Director under the 1994 Plan, or under any other stock option or incentive plan previously or subsequently adopted by the Board, nor shall the fact that a Non-Employee Director has received one or more awards under the 1994 Plan or under any other stock option or incentive plan of the Company preclude such Non-Employee Director from receiving awards under this Plan.

         13. TERMINATION OF THE PLAN. No further awards shall be made under this Plan after the passage of 10 years from the date on which this Plan is first approved by the stockholders of the Company.


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